UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
—————————
FORM 8-K
—————————
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2018
—————————
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway, Suite 200 Greenwood Village, Colorado, 80111 (Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
—————————
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment and Resignation of Officers
Effective July 1, 2018, the board of trustees of National Storage Affiliates Trust (the "Company") appointed Tamara D. Fischer, 62, as president, in addition to her current position as chief financial officer, treasurer and secretary, Steven B. Treadwell, 48, as chief operating officer, in addition to his current position as executive vice president of the Company and president of National Storage Affiliates Trust Management Company, and Brandon Togashi as senior vice president, in addition to his current position as controller and chief accounting officer (the "Appointments"). In connection with the Appointments, Arlen D. Nordhagen will resign from his position as president effective July 1, 2018, but will remain the Company's chairman and chief executive officer.
The biographical and other information for Ms. Fischer and Mr. Treadwell has been previously reported and is incorporated by reference herein from the heading "Information Regarding our Named Executive Officers" in the Company's definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 14, 2017.
There are no arrangements or understandings with any person pursuant to which Ms. Fischer was named president or Mr. Treadwell was named chief operating officer. Neither Ms. Fischer nor Mr. Treadwell have any family relationships with any trustee, executive officer or person nominated or chosen by the Company to become a trustee or executive officer of the Company. Neither Ms. Fischer nor Mr. Treadwell are a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 29, 2018, the board of trustees of the Company approved the Second Amended and Restated Bylaws (the “Bylaws”) effective March 29, 2018, incorporating the amendments described below:
Majority Vote and Trustee Resignation Policy
Effective March 29, 2018, the Company adopted a new majority voting policy. Prior to this amendment, a plurality of all of the votes cast in the election of trustees at an annual meeting of shareholders at which a quorum was present was necessary to elect a trustee. Under majority voting, to be elected as a trustee in an uncontested election, a nominee must receive votes “FOR” his or her election constituting a majority of the total votes cast for and against such nominee at the annual meeting at which a quorum is present. If an incumbent trustee does not receive sufficient “FOR” votes to be re-elected, Maryland law provides that the trustee would continue to serve on the Company’s board of trustees as a “holdover” trustee. Under the Company’s recently amended Corporate Governance Guidelines, he or she must submit his or her resignation to the Company’s board of trustees. The Company’s Compensation, Nominating and Corporate Governance Committee will consider such tendered resignation and recommend to the Company’s board of trustees whether to accept it. The Company’s board of trustees will decide whether to accept any such resignation within 90 days after certification of the election results and will publicly disclose its decision. If the resignation is not accepted, the trustee will continue to serve until the trustee's successor is duly elected and qualifies or until the trustee’s earlier death, resignation, retirement or removal. If a trustee’s offer to resign is accepted by the Company’s board of trustees, or if a nominee for trustee is not elected and the nominee is not an incumbent trustee, then the Company’s board of trustees, in its sole discretion, may fill any resulting vacancy pursuant to the Bylaws. In a contested election, trustees shall be elected by a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present.

Bylaw Amendments
Effective March 29, 2018, the Bylaws permit equityholders to alter or repeal any provision of the Bylaws and to adopt new Bylaws if approved by a Majority Common Share (and Equivalent) Holder Approval (as defined in Exhibit 3.1 to this Current Report on Form 8-K). Prior to this amendment, the authority to amend the Company’s bylaws had been vested exclusively with the Company’s board of trustees. Now, approval of amendments to the Bylaws requires the affirmative vote of both (a) holders of a majority of the Company's common shares of beneficial interest (the "Common Shares") outstanding as of the Determination Date (as defined in Exhibit 3.1 to this Current Report on Form 8-K) and (b) holders of Common Shares and limited partners (other than the Company) of NSA OP, LP (the "Operating Partnership") representing a majority of the number of Common Shares outstanding as of the Determination Date together with the number of additional Common Shares that would be issuable if (1) all Class A common units of limited partner interest in the Operating Partnership ("Class A OP Units") outstanding as of the Determination Date were exchanged on a one-for-one basis, subject to adjustments as provided in the Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended, the "Partnership Agreement"), for Common Shares and (2) the Class A OP Units which would be outstanding if each series of Class B common units of limited partner interest in the Operating Partnership (or other similar class or series of OP units created from time to time) outstanding as of the Determination Date (whether or not then convertible) were converted into Class A OP Units using the conversion ratio for each such class or series in effect as of the last day of the most recent fiscal year determined pursuant to the terms of the Partnership Agreement and as approved by the Company's board of trustees, were exchanged on a one-for-one basis, subject to adjustments as provided in the Partnership Agreement, for Common Shares.
The summary description of the amendments to the Company's Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of National Storage Affiliates Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Name:	Tamara D. Fischer
Title:	Executive Vice President and Chief Financial Officer

Date: April 2, 2018